UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 3, 2007

THE ALLSTATE CORPORATION

(Exact name of Registrant as Specified in Charter)

Delaware	1-11840	36-3871531
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
organization)

2775 Sanders Road Northbrook, Illinois	60062
(Address of Principal Executive Offices)	(Zip)

Registrant’s telephone number, including area code: (847) 402-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01.  Other Events.

In 2006, as part of its investigation into Katrina-related claims, Congress authorized the Department of Homeland Security to investigate those insurers participating in the National Flood Insurance Program (“NFIP”).  The Registrant has cooperated with the Department of Homeland Security in connection with this investigation.  In connection with its investigation, the Department of Homeland Security has informed the Registrant that Allstate Insurance Company (“AIC”), a wholly owned subsidiary of the Registrant, will be served with a subpoena for documents with respect to homeowners’ claims arising from Katrina.

AIC sells and administers policies as a participant in the NFIP. Under the arrangement, the Federal Government is obligated to pay all claims.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALLSTATE CORPORATION

By:	/s/ Jennifer M. Hager
	Name:	Jennifer M. Hager
	Title:	Assistant Secretary

Date:  May 3, 2007